Exhibit 77C
          Investors Cash Trust
          Form N-SAR for the period ended 03/31/98
          File No. 811-6103
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR              177,335,242
                       WITHHELD                   0

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR              177,335,242
                       WITHHELD                   0

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR              177,335,242
                       WITHHELD                   0

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR              177,335,242
                       WITHHELD                   0


























          Exhibit 77C
          Investors Cash Trust
          Form N-SAR for the period ended 03/31/98
          File No. 811-6103
          Page 2

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR              177,335,242
                       WITHHELD                   0

                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR              177,335,242
                       WITHHELD                   0

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR              177,335,242
                       WITHHELD                   0

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR              177,335,242
                       WITHHELD                   0

                   Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR              177,335,242
                       WITHHELD                   0


























          Exhibit 77C
          Investors Cash Trust
          Form N-SAR for the period ended 03/31/98
          File No. 811-6103
          Page 3

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR              170,929,637
                       AGAINST                    0
                       ABSTAIN            6,405,605

          Item 3:  New Investment Management Agreement
                   Government Securities Portfolio

                    Vote                Number
                    ----                -----------
                    FOR                 142,199,057
                    AGAINST                 241,456
                    ABSTAIN                 367,146

                    Treasury Portfolio

                    Vote                Number
                    ----                -----------
                    FOR                  28,506,229
                    AGAINST                       0
                    ABSTAIN               6,021,355

          Item 5.  Approve changes in investment policies
                   Government Securities Portfolio

                   Vote                 Number
                   ----                 -----------
                   FOR                  135,166,575
                   AGAINST                  297,750
                   ABSTAIN                7,343,334



























          Exhibit 77C
          Investors Cash Trust
          Form N-SAR for the period ended 03/31/98
          File No. 811-6103
          Page 4

                    Treasury Portfolio

                    Vote                Number
                    ----                -----------
                    FOR                  28,506,229
                    AGAINST                       0
                    ABSTAIN               6,021,355



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